Exhibit 99.1

SHREYA ACQUISITION GROUP

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Shreya Acquisition Group

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Shreya Acquisition Group (the “Company”) as of May 08, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 08, 2026, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Kreit & Chiu CPA LLP

We have served as the Company’s auditor since 2025.

New York, New York

May 14, 2026

SHREYA ACQUISITION GROUP

BALANCE SHEET

MAY 8, 2026

ASSETS
Current Assets
Cash	$819,520
Prepaid expenses	2,487
Due from Sponsor	25,000
Total Current Assets	847,007
Cash held in Trust Account	110,000,000
Total Assets	$110,847,007

LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ EQUITY
LIABILITIES
Current Liabilities
Accrued expenses	$8,542
Over-allotment liability	40,500
Total Current Liabilities	49,042
Deferred underwriting fee payable	600,000
Total Liabilities	649,042

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, $0.0001 par value; 11,000,000 shares at a redemption value of $10.00 per share	110,000,000

Shareholders’ Equity
Preferred shares, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 480,000,000 shares authorized; 231,750 issued and outstanding (excluding 11,000,000 shares subject to possible redemption)	23
Class B ordinary shares, $0.0001 par value; 10,000,000 shares authorized; 4,928,571 shares issued and outstanding(1)	493
Additional paid-in capital	341,390
Accumulated deficit	(143,941)
Total Shareholders’ Equity	197,965
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ EQUITY	$110,847,007

(1)	This includes an aggregate of up to 214,286 Class B ordinary shares subject to forfeiture to the extent that the underwriters’ remaining over-allotment option is not exercised in full or in part (see Note 7).

The accompanying notes are an integral part of this financial statement.

SHREYA ACQUISITION GROUP
NOTES TO FINANCIAL STATEMENT

MAY 8, 2026

NOTE 1: ORGANIZATION AND BUSINESS OPERATIONS

Shreya Acquisition Group (the “Company”) is a blank check company with limited liability incorporated in the Cayman Islands on June 25, 2025. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business” (the “Business Combination”).

The Company does not have any specific Business Combination under consideration and the Company has not (nor has anyone on its behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

As of May 8, 2026, the Company had not yet commenced any operations. All activity for the period from June 25, 2025 (inception) through May 8, 2026 relates to the Company’s formation and the Initial Public Offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected June 30 as its fiscal year end.

The Company’s founder and sponsor is Thews (Mauritius) Limited (the “Sponsor”).

The registration statement for the Company’s Initial Public Offering was declared effective on May 6, 2026. On May 8, 2026, the Company consummated the Initial Public Offering of 11,000,000 units including 1,000,000 additional public units as the underwriters’ over-allotment option was partially exercised (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $110,000,000 (see Note 3).

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 191,750 units (the “Private Placement Units, and, with respect to the Class A ordinary shares included in the Private Placement Units being sold, the “Private Placement Shares”) to the Sponsor, at a price of $10.00 per unit, generating gross proceeds of $1,917,500 (see Note 4).

Transaction costs amounted to $1,731,694, consisting of $600,000 of cash underwriting fees, $600,000 of deferred underwriting fees which will be paid on the consummation of an initial Business Combination, $171,600 representing the fair value of the Representative Shares issued to the underwriter (see Note 6) and $360,094 of other offering costs, including legal and filing fees.

The Company’s board of directors has broad discretion in determining the fair market value of a target business. While the Company generally must acquire a target with a fair market value of at least 80% of the Trust Account (defined below) assets, this requirement does not apply if the Company is delisted from the New York Stock Exchange. An independent third-party valuation is only required if the board cannot make this determination or if the target is affiliated with insiders. The Company expects to acquire 100% of a target’s equity or assets but may acquire less or merge directly with the target. The transaction must result in the Company owning at least 50% of the target’s voting securities or gaining control sufficient to avoid classification as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Upon the closing of the Initial Public Offering, an amount of $110,000,000 or $10.00 per Unit, including the proceeds from the sale of the Private Placement Units, were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee and invested only in U.S. government treasury obligations, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of (i) the completion of an initial Business Combination, (ii) the liquidation of the trust account if the Company is unable to complete an initial Business Combination within the completion window, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of creditors, if any, which could have priority over the claims of Public Shareholders. The Company will provide its Class A ordinary shareholders with the opportunity to redeem all or a portion of their Public Shares (defined below) upon the completion of the Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer.

The Company has determined not to have a minimum net tangible asset requirement to consummate any Business Combination which could be subject to Rule 419 promulgated under the Securities Act (defined in Note 2). Moreover, if the Company seeks to consummate an initial Business Combination with a target business that imposes any type of working capital closing condition or requires us to have a minimum amount of funds available from the Trust Account upon consummation of such initial Business Combination, its net tangible asset threshold may limit the Company’s ability to consummate such initial Business Combination (as the Company may be required to have a lesser number of shares redeemed) and may force the Company to seek third party financing which may not be available on terms acceptable to the Company or at all. As a result, the Company may not be able to consummate such an initial Business Combination and the Company may not be able to locate another suitable target within the applicable time period, if at all.

If the Company unable to consummate the initial Business Combination within 12 months (which can be extended) from the Closing of the Initial Public Offering (the “Completion Window”), the Company will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable and less interest to pay dissolution expenses up to $100,000) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of the Public Shareholders. In the event of liquidation and subsequent dissolution, the rights will expire and will be worthless.

Going Concern Consideration

As of May 8, 2026, the Company had $819,520 in cash held outside the Trust Account and a working capital surplus of $797,965. The Company has incurred and expects to continue to incur significant costs as a publicly traded company, to evaluate business opportunities, and to close on a Business Combination. Such costs will be incurred prior to generating any operating revenues. Management plans to complete a Business Combination before the mandatory liquidation date and anticipates that the Company will have sufficient liquidity to fund its operations until then or one year from the date of issuance of this financial statement, whichever is earlier.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-40, “Presentation of Financial Statements — Going Concern,” management has determined that the Company has sufficient liquidity to fund its operations for at least one year from the date this financial statement is issued. Accordingly, no substantial doubt exists about the Company’s ability to continue as a going concern.

Risks and Uncertainties

The U.S. and global markets are facing volatility due to the Russia-Ukraine war and the Israel-Hamas and Israel-Iran conflicts. These events may disrupt supply chains, increase cyber threats, and cause commodity price swings. Sanctions and geopolitical tensions could destabilize financial markets. U.S. tariffs and trade uncertainties may raise business costs and reduce margins. Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the Israel-Hamas conflict and the recent escalation of the Israel-Iran conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination. The overall impact on operations, liquidity, and potential Business Combinations remains uncertain.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with those of another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of a financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $819,520 and no cash equivalents as of May 8, 2026.

Cash Held in Trust Account

As of May 8, 2026, the Company had $110,000,000 in cash held in the Trust Account.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering”. Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares, Public Warrants and Public Rights, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the Public Warrants and Public Rights and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares (i.e., Public Shares) were charged to temporary equity and offering costs allocated to the Public Warrants, Public Rights and Private Placement Units were charged to shareholders’ equity as the Public Warrants, Public Rights, Private Placement Warrants and Private Placement Rights, after management’s evaluation, are accounted for under equity treatment (as well as the Private Placement Shares).

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that is included in the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 8, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Over-allotment Option

The over-allotment option was deemed to be a freestanding financial instrument indexed to the contingently redeemable shares and was accounted for as a liability pursuant to ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”). The fair value of the over-allotment liability as of May 8, 2026 of $40,500 was determined using the Black Scholes option pricing model.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote in connection with certain amendments to the Company’s post-offering amended and restated memorandum and articles of association, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of May 8, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet, as reconciled in the following table:

Particular	Amount
Gross proceeds	$110,000,000
Less: Proceeds allocated to public warrants and public rights	(17,490,000)
Less: Issuance costs allocated to Class A ordinary shares subject to possible redemption	(1,451,169)
Add: Remeasurement of carrying value to redemption value	18,941,169
Class A ordinary shares subject to possible redemption, May 8, 2026	$110,000,000

Warrants

The Company accounts for the Public Warrants and Private Placement Warrants (as defined in Notes 3 and 4) issued in connection with the Initial Public Offering and the Private Placement, in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and has classified the warrants under equity treatment at their assigned values. As of May 8, 2026, there were 11,191,750 warrants outstanding, including 11,000,000 Public Warrants and 191,750 Private Placement Warrants.

Rights

The Company accounted for the Public Rights and Private Placement Rights (as defined in Notes 3 and 4) issued in connection with the Initial Public Offering and the Private Placement, in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and has classified the rights under equity treatment at their assigned values. As of May 8, 2026, there were 11,191,750 rights outstanding, including 11,000,000 Public Rights and 191,750 Private Placement Rights.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3: INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 11,000,000 Units (including the underwriters’ partial overallotment option exercise of 1,000,000 Units) at a purchase price of $10.00 per Unit, generating gross proceeds of $110,000,000 to the Company which was placed in the Trust Account. Each Unit consists of one Class A ordinary share (“Public Share”), one redeemable warrant (“Public Warrant”) and one right (“Public Right”) to receive one-fourth (1/4th) of one Class A ordinary share upon consummation of the initial Business Combination. Each warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. No fractional rights will be issued upon separation of the Units and only whole rights will trade. The underwriters have a 45-day option from the date of the Initial Public Offering to purchase up to 500,000 additional units to cover over-allotments, if any (see Note 6).

NOTE 4: PRIVATE PLACEMENT

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the Private Placement of 191,750 Private Placement Units to the Sponsor, at a price of $10.00 per unit, generating gross proceeds of $1,917,500. Each Private Placement Unit entitles the holder thereof to one Class A ordinary share, one redeemable warrant (“Private Placement Warrant”) and one right (“Private Placement Right”) to receive one-fourth of one Class A ordinary share upon consummation of the initial Business Combination. Each warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share.

Each Private Placement Unit is identical to the Units sold in the Initial Public Offering, except that it will not be redeemable, transferable, assignable or salable by the Sponsor or underwriter until 30 days after the completion of the initial Business Combination, except Transfers permitted (a) to officers, directors, advisors or consultants, any affiliate or family member of any of officers, directors, advisors or consultants, any members or partners of the Sponsor or their affiliates and funds and accounts advised by such members or partners, any affiliates of the Sponsor, or any employees of such affiliates, (b) in the case of an individual, as a gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such person; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement, in connection with an extension of the completion window or in connection with the consummation of a business combination at prices no greater than the price at which the shares or units were originally purchased; (f) pro rata distributions from the Sponsor to its respective members, partners or shareholders pursuant to the Sponsor’s limited liability company agreement or other charter documents; (g) by virtue of the laws of the Cayman Islands or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor, (h) in the event of liquidation prior to the consummation of the initial Business Combination; (i) in the event that, subsequent to consummation of an initial Business Combination, the Company completes a liquidation, merger, amalgamation, share exchange or other similar transaction which results in all of shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property or (j) to a nominee or custodian of a person or entity to whom a transfer would be permissible under clauses (a) through (g); provided, however, that in the case of clauses (a) through (g) and clause (j) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

NOTE 5: RELATED PARTY TRANSACTIONS

Founder Shares

On July 22, 2025, the Sponsor purchased 2,957,143 Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.008 per share, pursuant to a securities subscription agreement dated June 30, 2025. On February 25, 2026, the Company issued an additional 1,971,428 Class B ordinary shares to the Sponsor through a stock dividend for no additional consideration, such that the Sponsor now holds an aggregate of 4,928,571 Founder Shares at approximately $0.005 per share. The Founder Shares include an aggregate of up to 642,857 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 30% of the Company’s issued and outstanding Public Shares and Founder Shares after the Initial Public Offering (without giving effect to the sale of the Private Placement Units, and assuming the Sponsor does not purchase Units in the Initial Public Offering). As of May 8, 2026, there were 4,928,571 Founder Shares issued and outstanding, of which up to 214,286 Founder Shares are subject to forfeiture if the underwriters’ remaining over-allotment option is not exercised.

The Founder Shares are identical to the Class A ordinary shares included in the Units sold in the Initial Public Offering, except that:

●	the Founder Shares are subject to certain transfer restrictions; and

●	the Founder Shares are entitled to registration rights.

The Sponsor, officers and directors have entered into a letter agreement, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with the completion of an initial Business Combination; (ii) waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with a shareholder vote to approve an amendment to a post-offering amended and restated memorandum and articles of association (a) to modify the substance or timing of the obligation to allow redemption in connection with an initial Business Combination or to redeem 100% of the Public Shares if the Company have not consummated an initial Business Combination within the Completion Window or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and Private Placement Shares if the Company fails to complete an initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if we fail to complete an initial Business Combination within the prescribed time frame; and (iv) vote any Founder Shares and Private Placement Shares held by them and any Public Shares purchased during or after the Initial Public Offering (including in open market and privately-negotiated transactions, aside from shares they may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act, which would not be voted in favor of approving the Business Combination transaction) in favor of an initial Business Combination.

Administrative Services Agreement

The Company entered into an agreement, commencing on the effective date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination or its liquidation, whereby the Sponsor will provide office space and administrative and support services for $5,000 per month.

Related Party Loans

On August 27, 2025, the Company issued an unsecured promissory note to the Sponsor (the “Promissory Note”) with an aggregate principal amount of up to $300,000, which is non-interest-bearing. The principal of this note may be drawn down from time to time upon a written request from sponsor. The principal under the note was originally payable on the earlier of (i) December 31, 2025 and (ii) the consummation of the Initial Public Offering. On January 9, 2026, the Company amended the Promissory Note such that the principal under the Promissory Note is payable on the earlier of (i) March 31, 2026 and (ii) the completion of the Initial Public Offering. On April 23, 2026, the Company amended the Promissory Note such that the principal under the Promissory Note is payable on the earlier of (i) June 30, 2026 and (ii) the completion of the Initial Public Offering. As of May 8, 2026, there were no amounts outstanding under the Promissory Note, which expired unused.

The Sponsor paid certain formation, operating or deferred offering costs on behalf of the Company. These amounts are due on demand and non-interest bearing. During the period from June 25, 2025 (inception) through May 8, 2026, the Sponsor paid $169,903 on behalf of the Company, of which $25,000 was paid in exchange for the issuance of the Founder Shares, resulting in a due to related party of $144,903, which was repaid upon the closing of the Initial Public Offering. As of May 8, 2025, the amount due to the related party was $0. As of May 8, 2025, the amount due from the Sponsor (resulting from overpayment to the Sponsor upon the closing of the Initial Public Offering) was $25,000, which was repaid on May 12, 2026.

In order to fund working capital deficiencies or finance transaction costs in connection with initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain officers and directors may, but are not obligated to, loan the Company funds as may be required, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (“Working Capital Loans”). Up to $1,500,000 of such Working Capital Loans may be convertible into units at a price of $10.00 per unit at the option of the lender at the time of the Business Combination. The units would be identical to the Private Placement Units and include a right to receive one-tenth of one ordinary share upon consummation of the initial Business Combination (“Working Capital Right”). If the Company does not complete an initial Business Combination, the Working Capital Loans would be repaid out of funds not held in the Trust Account, and only to the extent available. The terms of such Working Capital Loans by the Sponsor or its affiliates, or officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of May 8, 2026, no Working Capital Loans were outstanding.

NOTE 6: COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, as well as the holders of the private units (and underlying securities) and any securities issued to the initial shareholders, officers, directors or their affiliates in payment of Working Capital Loans, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of a majority of these securities are entitled to make up to two demands to register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the end of the Lock-up period. The holders of a majority of the Private Placement Units (and underlying securities) and securities issued in payment of Working Capital Loans (or underlying securities) can elect to exercise these registration rights at any time after consummation of an initial Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of an initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,500,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On May 8, 2026, the underwriters purchased 1,000,000 additional Units through a partial exercise of their over-allotment option, leaving an option to purchase 500,000 additional Units within the prescribed timeframe.

In connection with the partial exercise of the over-allotment option, the Company and the underwriters entered into a Letter Agreement, dated as of May 8, 2026, pursuant to which the parties agreed that no incremental underwriting fee would be due and no additional Private Placement Units would be issued in connection with the partial exercise of the over-allotment option. The underwriters received a cash underwriting discount of $0.06 per Unit, or $600,000 in the aggregate, paid upon the closing of the Initial Public Offering. In addition, the underwriters are entitled to a deferred fee of $0.60 per Unit, or $600,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Additionally, the Company issued 40,000 Class A ordinary shares to the underwriters for nominal consideration at the closing of the Initial Public Offering as representative shares (the “Representative Shares”). The Company accounted for the Representative Shares at fair value as offering costs of the Initial Public Offering, subject to allocation as described in “Deferred Offering Costs” within Note 2. The Representative Shares are deemed to be underwriters’ compensation by Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110. In addition, the underwriters have agreed to (i) not transfer, assign or sell any such shares without the Company’s written consent until the completion of Company’s initial Business Combination, (ii) to waive their redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the initial Business Combination, and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to such shares if the Company does not complete the initial Business Combination within the Completion Window.

NOTE 7: SHAREHOLDERS’ EQUITY

Preference shares — The Company is authorized to issue 10,000,000 preference shares, $0.0001 par value each, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 8, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 480,000,000 Class A ordinary shares with $0.0001 par value each. As of May 8, 2026, there were 231,750 Class A ordinary shares issued and outstanding, excluding 11,000,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue 10,000,000 Class B ordinary shares with $0.0001 par value each. As of May 8, 2026, an aggregate of 4,928,571 Founder Shares were issued and outstanding. Of the 4,928,571 Class B ordinary shares outstanding, an aggregate of up to 214,286 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriters’ remaining over-allotment option is not exercised in full or in part, so that the Sponsor will collectively own 30% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering (assuming they do not purchase any Units in the Initial Public Offering and excluding the Class A ordinary shares underlying the Private Placement Units and the Representative Shares).

Warrants — Each Public Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Public Warrants will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable, and the Company will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless Class A ordinary shares issuable upon such warrant exercise has been registered, qualified, or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement covering the issuance, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of a Business Combination and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If any such registration statement has not been declared effective by the 60th business day following the closing of a Business Combination, holders of the warrants will have the right, during the period beginning on the 61st business day after the closing of a Business Combination and ending upon such registration statement being declared effective by the SEC, and during any other period when the company fails to have maintained an effective registration statement covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants, to exercise such warrants on a “cashless basis.” Notwithstanding the above, if the Class A ordinary shares are, at the time of any exercise of a warrant, not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, the Company will not be required to file or maintain in effect a registration statement, but will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon not less than 30 days’ prior written notice of redemption given after the warrants become exercisable to each warrant holder; and

●	if, and only if, the reported last sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing once the warrants become exercisable and ending three business days before the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of Class A ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuance of Class A ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash to settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that they are not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees and may be exercised on a cashless basis at the option of the holder.

The Company assessed the Public Warrants and Private Placement Warrants to determine whether they should be classified as equity or liability instruments. This assessment was based on an evaluation of the specific terms of each instrument and applicable authoritative guidance in ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the instrument is freestanding financial instruments pursuant to ASC 480 meets the definition of a liability pursuant to ASC 480, and whether the instrument meets all of the requirements for equity classification under ASC 815, including whether the instrument is indexed to the Company’s own common stock, among other conditions for equity classification. Pursuant to such evaluation, the Public Warrants and Private Placement Warrants are classified in shareholders’ equity.

Rights — Except in cases where the Company is not the surviving company in a Business Combination, each holder of a Public Right will automatically receive one-fourth (1/4th) of one share upon consummation of the initial Business Combination. In the event the Company will not be the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-fourth (1/4th) of one share underlying each right upon consummation of the Business Combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands law. As a result, holders must hold rights in multiples of eight in order to receive shares for all the rights upon closing of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company redeems the Public Shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

The Company assessed the Public Rights, Private Placement Rights and Working Capital Rights to determine whether they should be classified as equity or liability instruments. This assessment was based on an evaluation of the specific terms of each instrument and applicable authoritative guidance in ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, “Derivatives and Hedging” (“ASC 815”). The assessment considers whether the instrument is freestanding financial instruments pursuant to ASC 480 meets the definition of a liability pursuant to ASC 480, and whether the instrument meets all of the requirements for equity classification under ASC 815, including whether the instrument is indexed to the Company’s own common stock, among other conditions for equity classification. Pursuant to such evaluation, the Public Rights, Private Placement Rights and Working Capital Rights are classified in shareholders’ equity.

NOTE 8: FAIR VALUE MEASUREMENTS

The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.

●	Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

●	Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

●	Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

The following table presents information about the Company’s financial instruments that are measured at fair value as of May 8, 2026, and indicates level in the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

	Level	May 8, 2026
Equity:
Fair value of Public Warrants for Class A ordinary shares subject to possible redemption allocation	3	$7,040,000
Fair value of Public Rights for Class A ordinary shares subject to possible redemption allocation	3	$10,450,000
Fair value of Representative Shares	3	$171,600

The fair values of Public Warrants and Private Warrants ($0.64 per warrant) were determined using a Monte Carlo Simulation Model. The Public Warrants and Private Warrants have been classified within shareholders’ equity and will not require remeasurement after issuance. The fair values of Public Rights and Private Rights ($0.95 per right) were determined using Probability-Weighted Expected Return Method. Both Public Rights and Private Rights have been classified within shareholders’ equity and are not subject to subsequent remeasurement. The following table presents the quantitative information regarding market assumptions used in the valuation of the Public Warrants and Public Rights:

May 8, 2026
Estimated share price	$8.42
Exercise price	$11.50
Expected term to De-SPAC (years)	1.0
Time to exercise (years)	6.0
Annual risk-free rate (term-matched)	4.06%
SPAC volatility (1-year)	3.9%
Expected warrant implied volatility based on warrants from comparable SPAC securities	23.4%
Probability of initial Business Combination	45%

The fair value of the Representative Shares ($4.29 per share) was determined using the Black-Scholes model. The Representative Shares have been classified within shareholders’ equity and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the valuation of the Representative Shares:

May 8, 2026
Traded price of Class A ordinary share	$10.00
Expected term to De-SPAC (years)	1.0
Probability of De-SPAC	45.0%
Risk-free rate (1-year)	3.72%
Restriction period post IPO (years)	0.5

NOTE 9: SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include the following:

As of May 8, 2026
Cash	$819,520
Cash held in Trust Account	$110,000,000

The key measures of segment profit or loss reviewed by the CODM are earnings on investments held in Trust Account and general and administrative costs. The CODM reviews earnings on investments held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the trust agreement. General and administrative costs are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the required completion window. The CODM also reviews general and administrative costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and the budget.

NOTE 10: SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.